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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 14, 2002



                   Bear Stearns Asset Backed Securities, Inc
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                 (Exact name of registrant specified in Charter)

    Delaware                         333-56242                     13-3836437
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 (State or other                    (Commission)               (IRS Employer
 jurisdiction of                    File Number)             Identification No.)
 incorporation)


    383 Madison Avenue
    New York, NY                                                  10179
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(Address of principal executive offices)                        Zip Code


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 272-4095


                                 Not Applicable
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         (Former name and former address, if changed since last report)


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ITEM 5.  Other Events

Filing of Supplemental Computational Materials

         In connection with the proposed offering of the Bear Stearns Asset Backed Securities, Inc., Irwin Whole Loan Home Equity Trust 2002-A, Home Equity Loan-Backed Notes, Series 2002-A (the "Notes"), Bear, Stearns & Co. Inc., as the underwriter (the "Underwriter"), has previously prepared certain materials (the "Computational Materials", which have been previously filed with the Securities and Exchange Commission under Form 8-K on May 31, 2002) and prepared certain supplemental materials (the "Supplemental Computational Materials") for distribution to its potential investors. Although Bear Stearns Asset Backed Securities, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials or the Supplemental Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" and "Supplemental Computational Materials", collectively, shall mean the Series 2002-A term sheet, computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Supplemental Computational Materials are attached hereto as Exhibit 99.1.


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ITEM 7.  Financial Statements and Exhibits

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:

              99.1 The Irwin Whole Loan Home Equity Trust 2002-A Supplemental
                   Computational Materials, filed on Form 8-K dated June 14,
                   2002


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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BEAR STEARNS ASSET BACKED SECURITIES, INC.

Date:  June 14, 2002

                                      By: /s/ JONATHAN LIEBERMAN
                                          ----------------------
                                          Name:  Jonathan Lieberman
                                          Title: Senior Managing Director


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                                INDEX TO EXHIBITS

Paper (P) or                                                     Paper (P) or
Exhibit No.          Description                                 Electronic (E)
-----------          -----------                                 --------------

(99.1)               The Irwin Whole Loan Home Equity                  P
                     Trust 2002-A Supplemental
                     Computational Materials, filed on
                     Form 8-K dated June 14, 2002